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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 12, 2006
                                                         ----------------

                        NEW YORK COMMUNITY BANCORP, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                           1-31565            06-1377322
         --------                           -------            ----------
(State or other jurisdiction of           (Commission         (IRS Employer
 incorporation or organization)           File Number)       Identification No.)


                  615 MERRICK AVENUE, WESTBURY, NEW YORK 11590
                  --------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
                ------------------------------------------

         On October 12, 2006, New York Commercial Bank (the "Bank"), a wholly-owned subsidiary of New York Community Bancorp, Inc. (the "Company"), entered into an employment agreement with Spiros J. Voutsinas pursuant to which Mr. Voutsinas will serve as President of the Atlantic Bank division of the Bank. Mr. Voutsinas currently serves as a director of the Company and its two wholly-owned banking subsidiaries, New York Community Bank and New York Commercial Bank. The employment agreement provides for a one-year term. The parties may extend the employment agreement by mutual agreement at any time prior to the expiration date. The material terms of the employment agreement also include that:

        o   Mr. Voutsinas will receive a base salary of $220,000 per year;
        o Mr. Voutsinas will be able to participate in such employee benefit plans of the Bank as are generally made available to employees of the Bank and on the same terms as such employees;
        o Mr. Voutsinas will be entitled to reimbursement for reasonable and documented business expenses; and
        o the Bank may terminate Mr. Voutsinas' employment for cause at any time, upon which, the only obligation of the Bank will be to pay any accrued but unpaid salary and expenses due to Mr. Voutsinas through the date of termination.

         Attached as Exhibit 10.1 is the employment agreement entered into by the Bank and Mr. Voutsinas.

         Also, in connection with the execution of the employment agreement, the Company and Mr. Voutsinas entered into a Restricted Stock Award Agreement (the "Award Agreement"), dated October 12, 2006, pursuant to which the Company awarded Mr. Voutsinas restricted stock awards covering 18,000 shares of Company common stock, vesting in quarterly installments of 1,500 shares until fully vested. Under the terms of the Award Agreement, if Mr. Voutsinas retires or if he is terminated without cause, all unvested shares covered by the Award Agreement would fully vest as of the termination date. A Form of Restricted Stock Award Agreement is filed as Exhibit 10.2 to this report.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------

       (d)      Exhibits

       10.1 Employment Agreement, dated October 12, 2006, by and between New York Commercial Bank and Spiros J. Voutsinas.

       10.2 Form of Restricted Stock Award Agreement (incorporated by reference herein to Exhibit 10.2 of New York Community Bancorp, Inc.'s Form S-8, Registration Number 333-135279, filed with the Securities and Exchange Commission on June 23,
                2006).



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEW YORK COMMUNITY BANCORP, INC.
                                       --------------------------------
                                       (Registrant)



Date: October 16, 2006                 By: /s/ Thomas R. Cangemi
                                           ------------------------------------
                                           Thomas R. Cangemi
                                           Senior Executive Vice President and
                                             Chief Financial Officer